UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2014

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Index
6-Month	8.58%	2.34%	4.77%
1-Year	3.48	-2.47	-6.01
5-Year	22.25	20.81	16.88
10-Year	14.16	13.49	9.91

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DEVELOPING MARKETS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 8.58% during the reporting period, compared to the MSCI Emerging Markets Index (the “Index”), which returned 4.77%. While emerging markets equities produced modest returns, our focus on what we view as exceptional companies and rigorous, fundamental analysis, helped the Fund’s Class A shares (without sales charge) outperform the Index. The Fund’s outperformance relative to the Index was primarily driven by stronger relative stock selection in the information technology sector.

MARKET OVERVIEW

Three key global influences continued to affect growth prospects in the emerging world during the reporting period. First, the Federal Reserve’s tapering of quantitative easing has resulted in a tightening of global liquidity and the backup in yields in emerging markets. After much speculation as to when the Federal Reserve would start reducing its large-scale asset purchases, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. Secondly, we have seen extremely negative and in our view misplaced sentiment about the sustainability of China’s growth. And finally, there has been broad growth disappointment throughout emerging market economies driven by lower commodity prices and weakness in commodity country currencies caused by balance of payment pressures. Additionally, towards the end of the reporting period, growing turmoil in Ukraine (which we continue to monitor for its effects on Ukrainian, Russian and global markets) also created a rise in market volatility. Against this backdrop, emerging market equities generally produced muted returns and underperformed their developed market counterparts.

FUND REVIEW

The top performing holdings of the Fund during this reporting period were Tencent Holdings Ltd., Baidu, Inc. and NAVER Corp. Tencent Holdings, a Chinese Internet social networking company, has an online community nearly the size of Facebook’s. Users can access Tencent offerings through desktop and mobile devices. This platform, with its extensive size and ease of access, enables Tencent to offer an increasing number of services. The company monetizes some of the services by selling accompanying ad space and by offering subscription services to users. The value inherent in Tencent’s network, and its commanding market position, is becoming clearer.

Baidu is the leading Internet search provider in China. The company continued to perform well as concerns about monetizing mobile faded. Baidu was the Fund’s top holding at period end.

3 OPPENHEIMER DEVELOPING MARKETS FUND

NAVER is a Korean Internet services company that was created when NHN Corporation spun-off its entertainment division (NHN Entertainment) and renamed its remaining internet search engine NAVER. NAVER provides Internet search and online games, and the subsidiary NHN Entertainment offers the fast-growing “Line” messaging service and Japanese language versions of the online games. NAVER performed well during the period and has benefited from an increased number of subscribers.

Top detractors from performance this reporting period included Prada SpA, Cencosud SA and Petroleo Brasileiro SA. Prada is the luxury designer of leather goods, handbags, clothing, and more. Prada’s stock experienced declines towards the end of the period after reporting weakening sales growth and softening demand in Europe and Asia. Cencosud, based in Chile, is Latin America’s third largest retailer. Shares of Cencosud fell after Argentina, which accounts for a large portion of the company’s sales, devalued its currency. Petroleo Brasileiro is an oil and gas company in Brazil, which has been negatively impacted by caps on domestic fuel prices.

STRATEGY & OUTLOOK

As we have stated many times before, emerging markets are heterogeneous. They vary greatly from each other in their relative dependence on exports, on commodity versus manufacturing or service exports, on their integration with global capital markets and their dependence on foreign capital flows, on the exchangeability of their currencies, and so on. Furthermore, within each of the emerging market economies, as within each of the developed ones, companies vary greatly. We believe in active management–by which we mean fundamental, bottom up, long-term stock picking–as the right approach to equity investing in all markets.

We continue to seek businesses that we believe have strong and sustainable competitive advantage due to dominant positioning and high entry barriers, low financial and operating leverage and with capable managements that treat us fairly as minority shareholders. This emphasis on quality served the portfolio well during this reporting period, helping the Fund outperform the Index.

Despite the ongoing concerns surrounding emerging markets, we remain bullish on emerging market equities at period end. We see that the structural case for strong growth remains intact. We believe the recovery in developed market economies promotes global trade which emerging market economies can broadly leverage. Of course, the world is not homogeneous, and the emerging world is no exception. Fragile economies like Turkey and Ukraine plague investors’ view on other emerging markets.

In terms of China, while its issues are not insignificant, we believe they are unlikely to derail the world’s largest growth story. In our opinion, there are going to be major reforms in China, which means that the current

4 OPPENHEIMER DEVELOPING MARKETS FUND

disconnect between output growth and asset prices could be corrected. Moreover, there is a convenient disregard of China’s extraordinary productivity expansion in the last decade which we believe will continue driving growth in the next decade.

Justin Leverenz, CFA Portfolio Manager

5 OPPENHEIMER DEVELOPING MARKETS FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Baidu, Inc., Sponsored ADR	4.9%
Tencent Holdings Ltd.	3.7
NovaTek OAO, Sponsored GDR	2.5
Infosys Ltd.	2.3
Housing Development Finance Corp. Ltd.	2.2
Yandex NV, Cl. A	2.2
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0
Magnit	2.0
Carlsberg AS, Cl. B	1.9
Glencore Xstrata plc	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

China	17.9%
India	12.3
Brazil	10.9
Russia	7.5
United States	5.5
Mexico	5.0
United Kingdom	4.9
Hong Kong	4.3
Switzerland	3.0
Indonesia	2.7

Portfolio holdings and allocation are subject to change. Percentages are as of February 28, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on the total market value of investments.

6 OPPENHEIMER DEVELOPING MARKETS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (ODMAX)	11/18/96	8.58%	3.48%	22.25%		14.16%
Class B (ODVBX)	11/18/96	8.15%	2.65%	21.23%		13.63%
Class C (ODVCX)	11/18/96	8.19%	2.77%	21.40%		13.35%
Class I (ODVIX)	12/29/11	8.84%	4.01%	12.01	% *	N/A
Class N (ODVNX)	3/1/01	8.42%	3.19%	21.82%		13.75%
Class Y (ODVYX)	9/7/05	8.73%	3.85%	22.65%		11.53	% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (ODMAX)	11/18/96	2.34%	-2.47%	20.81%		13.49%
Class B (ODVBX)	11/18/96	3.15%	-2.36%	21.05%		13.63%
Class C (ODVCX)	11/18/96	7.19%	1.77%	21.40%		13.35%
Class I (ODVIX)	12/29/11	8.84%	4.01%	12.01	% *	N/A
Class N (ODVNX)	3/1/01	7.42%	2.19%	21.82%		13.75%
Class Y (ODVYX)	9/7/05	8.73%	3.85%	22.65%		11.53	% *

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Index, which is designed to measure equity market performance of emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark

7 OPPENHEIMER DEVELOPING MARKETS FUND

for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER DEVELOPING MARKETS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER DEVELOPING MARKETS FUND

Actual	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During 6 Months Ended February 28, 2014
Class A	$1,000.00	$1,085.80	$ 6.85
Class B	1,000.00	1,081.50	10.89
Class C	1,000.00	1,081.90	10.48
Class I	1,000.00	1,088.40	4.46
Class N	1,000.00	1,084.20	8.98
Class Y	1,000.00	1,087.30	5.29

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.30	6.63
Class B	1,000.00	1,014.43	10.54
Class C	1,000.00	1,014.83	10.14
Class I	1,000.00	1,020.58	4.32
Class N	1,000.00	1,016.76	8.69
Class Y	1,000.00	1,019.79	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2014 are as follows:

Class	Expense Ratios
Class A	1.31%
Class B	2.09
Class C	2.01
Class I	0.85
Class N	1.62
Class Y	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS February 28, 2014 Unaudited

	Shares	Value
Common Stocks—94.7%
Consumer Discretionary—16.4%
Automobiles—1.5%
Astra
International
Tbk PT	978,242,000	$586,935,345
Diversified Consumer Services—3.2%
Estacio
Participacoes SA1	39,761,750	374,766,894
Kroton
Educacional SA1	19,848,545	369,924,903
New Oriental
Education &
Technology
Group, Inc.,
Sponsored ADR[1]	16,756,391	466,497,926
		1,211,189,723
Hotels, Restaurants & Leisure—2.2%
Genting Bhd	157,365,600	485,539,179
Home Inns &
Hotels
Management,
Inc., ADR[1,2]	4,504,589	168,786,950
Jollibee Foods
Corp.	51,465,463	197,357,687
		851,683,816
Household Durables—0.2%
Cyrela Brazil
Realty SA
Empreendimentos e Participacoes	12,396,300	69,046,030
Internet & Catalog Retail—1.0%
B2W Cia
Digital[1,2]	11,430,158	113,387,557
Ctrip.com
International Ltd.,
ADR[1,2]	5,159,870	278,684,579
		392,072,136
Media—2.6%
Grupo Televisa
SAB, Sponsored
ADR	15,910,406	467,925,040
Naspers Ltd.,
Cl. N	1,147,895	138,460,970
Zee
Entertainment
Enterprises Ltd.[1]	90,281,574	396,698,518
		1,003,084,528

	Shares	Value
Multiline Retail—1.6%
Lojas Americanas
SA, Preference[1]	74,474,880	$459,601,882
Shinsegae Co.
Ltd.[1]	694,207	146,481,476
		606,083,358
Textiles, Apparel & Luxury Goods—4.1%
Cie Financiere
Richemont SA	4,264,346	424,493,365
LVMH Moet
Hennessy Louis
Vuitton SA	2,202,769	407,986,018
Prada SpA	87,061,210	653,937,221
Salvatore
Ferragamo SpA	2,979,276	95,088,239
		1,581,504,843
Consumer Staples—18.5%
Beverages—8.0%
AMBEV SA, ADR	16,712,000	120,326,400
Anadolu Efes
Biracilik Ve Malt
Sanayii AS	19,359,917	203,940,900
Carlsberg AS,
Cl. B	6,995,733	737,390,077
Diageo plc	10,096,087	317,192,641
Fomento
Economico
Mexicano SAB de
CV, UBD	52,860,167	452,993,185
Nigerian
Breweries plc	181,227,281	167,009,499
Pernod-Ricard SA	4,327,490	508,031,704
SABMiller plc	8,926,834	437,095,548
Tsingtao Brewery
Co. Ltd., Cl. H	15,156,000	113,577,979
		3,057,557,933
Food & Staples Retailing—5.1%
Almacenes Exito
SA1	12,282,111	151,395,327
Almacenes Exito
SA, GDR[1,4]	11,250,373	138,799,227
BIM Birlesik
Magazalar AS	8,660,166	160,578,552
Cencosud SA	119,349,626	364,046,572
CP ALL PCL	271,112,300	326,022,824
InRetail Peru
Corp.[2,4]	4,459,100	61,000,488
Magnit	3,177,528	772,907,290
		1,974,750,280

11 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products—3.4%
Tingyi Cayman
Islands Holding
Corp.	217,478,000	$608,919,372
Ulker Biskuvi
Sanayi AS	14,058,655	77,828,593
Unilever plc	6,312,993	257,793,211
Want Want China
Holdings Ltd.	238,277,000	361,671,974
		1,306,213,150
Household Products—0.4%
Hindustan
Unilever Ltd.	7,681,247	68,098,953
Unilever
Indonesia Tbk PT	32,278,500	79,648,394
		147,747,347
Personal Products—1.6%
Colgate-
Palmolive India
Ltd.[1]	7,361,930	156,175,655
Marico Ltd.	26,690,028	91,060,789
Natura
Cosmeticos SA1	25,044,800	368,609,041
		615,845,485
Energy—9.0%
Energy Equipment & Services—2.0%
China Oilfield
Services Ltd.,
Cl. H	40,564,000	110,284,795
Eurasia Drilling
Co. Ltd., GDR	4,119,166	122,527,175
Tenaris SA, ADR	13,198,019	550,753,333
		783,565,303
Oil, Gas & Consumable Fuels—7.0%
CNOOC Ltd.	303,442,000	495,856,341
Genel Energy plc[2]	10,491,008	192,875,685
NovaTek OAO,
Sponsored GDR	7,489,714	946,692,053
Petroleo
Brasileiro SA,
Sponsored ADR	47,524,802	554,139,191
Tullow Oil plc	36,357,004	486,906,294
		2,676,469,564
Financials—17.2%
Commercial Banks—6.0%
Banco Bradesco
SA, ADR	22,386,770	263,044,547
Banco Davivienda
SA, Preference	12,909,328	152,060,022

	Shares	Value
Commercial Banks (Continued)
Bancolombia SA,
Sponsored ADR	3,667,835	$185,225,668
Commercial
International
Bank Egypt SAE	40,502,097	212,965,061
Grupo Financiero
Banorte SAB de
CV, Cl. O	23,849,580	154,402,009
Grupo Financiero
Inbursa SAB de
CV, Cl. O	83,218,367	200,064,215
Guaranty Trust
Bank plc	493,749,187	76,035,100
HDFC Bank Ltd.,
ADR	8,301,963	278,862,937
ICICI Bank Ltd.,
Sponsored ADR	13,520,330	482,405,374
Turkiye Garanti
Bankasi AS	81,485,215	223,126,298
Zenith Bank plc	689,461,765	85,691,562
		2,313,882,793
Diversified Financial Services—3.1%
BM&FBovespa
SA1	136,165,798	584,791,379
Haci Omer
Sabanci Holding
AS1	101,919,631	360,914,602
Hong Kong
Exchanges &
Clearing Ltd.	16,471,832	255,264,029
Marico Kaya
Enterprises Ltd.[2]	533,800	32,857
		1,201,002,867
Insurance—2.0%
AIA Group Ltd.	77,985,800	381,977,514
China Life
Insurance Co.
Ltd., Cl. H	699,000	2,037,485
Old Mutual plc	66,247,072	216,561,240
Sul America SA1	27,659,033	176,588,431
		777,164,670
Real Estate Management & Development—3.8%
CapitaMalls Asia
Ltd.	99,745,000	141,092,298
DLF Ltd.	66,722,298	152,870,638
Hang Lung Group
Ltd.	39,349,750	185,224,659
Hang Lung
Properties Ltd.	189,280,881	528,396,913

12 OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value
Real Estate Management & Development
(Continued)
Multiplan
Empreendimentos
Imobiliarios SA	994,000	$19,542,979
SM Prime
Holdings, Inc.	732,394,672	239,657,701
Soho China Ltd.[1]	265,796,500	200,889,690
		1,467,674,878
Thrifts & Mortgage Finance—2.3%
Housing
Development
Finance Corp.
Ltd.	65,203,138	858,020,233
Health Care—2.9%
Health Care Equipment & Supplies—0.8%
Mindray Medical
International Ltd.,
ADR	3,294,874	115,122,898
Shandong
Weigao Group
Medical Polymer
Co. Ltd., Cl. H1	174,240,000	221,785,289
		336,908,187
Health Care Providers & Services—1.6%
Apollo Hospitals
Enterprise Ltd.[1]	11,678,894	173,767,520
Bangkok Dusit
Medical Services
Public Co. Ltd.,
Cl. F	755,600	2,961,973
Diagnosticos da
America SA1	27,005,600	173,453,177
Sinopharm Group
Co. Ltd., Cl. H1,5	93,383,600	258,667,187
		608,849,857
Pharmaceuticals—0.5%
Cipla Ltd.	30,788,534	191,132,751
Industrials—3.6%
Aerospace & Defense—0.9%
Embraer SA,
ADR[1]	9,592,082	344,355,744
Industrial Conglomerates—1.5%
Jardine Strategic
Holdings Ltd.	9,612,215	323,543,071

	Shares	Value
Industrial Conglomerates (Continued)
SM Investments
Corp.	17,031,316	$264,974,138
		588,517,209
Road & Rail—0.0%
Localiza Rent a
Car SA	410,300	5,452,585
Transportation Infrastructure—1.2%
Airports of
Thailand PCL	7,965,400	45,778,161
DP World Ltd.[3]	3,428,101	62,562,843
DP World Ltd.[3]	17,386,824	316,338,009
Grupo
Aeroportuario del
Sureste SAB de
CV, Cl. B	1,096,448	12,195,847
International
Container
Terminal Services,
Inc.	3,240,430	7,041,752
		443,916,612
Information Technology—18.7%
Internet Software & Services—13.4%
Baidu, Inc.,
Sponsored ADR[2]	10,940,685	1,870,091,287
MercadoLibre,
Inc.[1]	3,117,163	324,746,041
NAVER Corp.[1]	633,543	484,847,410
Tencent Holdings
Ltd.	17,800,100	1,424,048,323
Yandex NV,
Cl. A2	22,956,080	860,853,000
Youku Tudou,
Inc., ADR[1,2]	6,358,750	211,046,912
		5,175,632,973
IT Services—3.3%
Infosys Ltd.	14,450,397	893,862,295
Tata Consultancy
Services Ltd.	9,916,961	363,626,946
		1,257,489,241
Semiconductors & Semiconductor Equipment—2.0%
Taiwan
Semiconductor
Manufacturing
Co. Ltd.	217,746,429	780,161,236

13 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Materials—5.2%
Chemicals—0.5%
Asian Paints Ltd.	22,235,219	$168,437,191
Construction Materials—2.3%
Ambuja Cements Ltd.	60,468,289	164,427,245
Cementos Argos
SA, Preference	18,056,555	80,927,961
Indocement Tunggal Prakarsa Tbk PT	91,974,200	178,202,981
Semen Indonesia
(Persero) Tbk PT	143,000,800	185,335,208
Ultratech Cement Ltd.	9,703,741	287,023,291
		895,916,686
Metals & Mining—2.4%
Alrosa AO	178,229,258	191,811,932
Glencore Xstrata plc[2]	133,098,490	732,070,991
		923,882,923
Telecommunication Services—3.2%
Diversified Telecommunication Services—0.6%
Telefonica Brasil SA, ADR	11,517,776	214,806,523
Telefonica Brasil SA, Preference	32,400	593,902
		215,400,425

	Shares	Value
Wireless Telecommunication Services—2.6%
America Movil
SAB de CV, Series L, ADR	32,428,022	$628,130,786
MTN Group Ltd.	21,093,429	385,564,505
		1,013,695,291
Total Common Stocks
(Cost $30,396,492,100)		36,431,243,193

	Units
Rights, Warrants and Certificates—0.1%
Genting Bhd
Wts., Strike Price
7.96MYR,
12/18/18[2]
(Cost $22,944,872)	36,522,500	32,883,069

	Shares
Investment Company—5.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[1,6]
(Cost $2,132,731,378)	2,132,731,378	2,132,731,378
Total Investments, at Value
(Cost $32,552,168,350)	100.3%	38,596,857,640
Liabilities in
Excess of Other
Assets	(0.3)	(122,848,167)
Net Assets	100.0%	$38,474,009,473

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR         Malaysian Ringgit

14 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares February 28, 2014
Almacenes Exito SA	10,903,912	1,378,199	—	12,282,111
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	10,927,194	751,700	—	11,678,894
B2W Cia Digital	11,430,158	—	—	11,430,158
BM&FBovespa SA	102,094,998	34,070,800	—	136,165,798
Colgate-Palmolive India Ltd.	7,141,172	220,758	—	7,361,930
Ctrip.com International Ltd., ADR[b]	9,477,513	—	4,317,643	5,159,870
Diagnosticos da America SA	27,005,600	—	—	27,005,600
Embraer SA, ADR	7,685,582	1,906,500	—	9,592,082
Estacio Participacoes SA	39,761,750	—	—	39,761,750
Haci Omer Sabanci Holding AS	84,610,110	17,309,521	—	101,919,631
Home Inns & Hotels Management, Inc., ADR	5,075,273	294,710	865,394	4,504,589
Kroton Educacional SA	19,848,545	—	—	19,848,545
Lojas Americanas SA, Preference	64,689,480	9,785,400	—	74,474,880
MercadoLibre, Inc.	2,357,155	1,756,660	996,652	3,117,163
MRV Engenhariae Participacoes SA	34,231,900	—	34,231,900	—
Natura Cosmeticos SA	20,026,800	5,018,000	—	25,044,800
NAVER Corp.[b]	1,833,767	—	1,200,224	633,543
New Oriental Education & Technology Group, Inc., Sponsored ADR	19,214,506	—	2,458,115	16,756,391
NHN Entertainment Corp.	843,654	—	843,654	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,543,137,005	3,004,344,684	2,414,750,311	2,132,731,378
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	175,850,000	—	1,610,000	174,240,000
Shinsegae Co. Ltd.	705,145	—	10,938	694,207
Sinopharm Group Co. Ltd., Cl. H	93,383,600	—	—	93,383,600
Soho China Ltd.	205,508,500	60,288,000	—	265,796,500
Sul America SA	27,659,033	—	—	27,659,033
Youku Tudou, Inc., ADR[b]	7,561,870	—	1,203,120	6,358,750
Zee Entertainment Enterprises Ltd.	94,716,065	—	4,434,491	90,281,574

15 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)
Almacenes Exito SA	$151,395,327		$1,514,508	$—
Almacenes Exito SA, GDR	138,799,227		1,332,024	—
Apollo Hospitals Enterprise Ltd.	173,767,520		—	—
B2W Cia Digital	113,387,557		—	—
BM&FBovespa SA	584,791,379		5,187,101	—
Colgate-Palmolive India Ltd.	156,175,655		2,101,993	—
Ctrip.com International Ltd., ADR[b]	—	[c]	—	86,899,263
Diagnosticos da America SA	173,453,177		—	—
Embraer SA, ADR	344,355,744		1,632,738	—
Estacio Participacoes SA	374,766,894		—	—
Haci Omer Sabanci Holding AS	360,914,602		—	—
Home Inns & Hotels Management, Inc., ADR	168,786,950		—	(3,933,299)
Kroton Educacional SA	369,924,903		964,511	—
Lojas Americanas SA, Preference	459,601,882		1,004,611	—
MercadoLibre, Inc.	324,746,041		548,516	43,084,351
MRV Engenharia e Participacoes SA	—		—	(50,821,676)
Natura Cosmeticos SA	368,609,041		10,862,649	—
NAVER Corp. [b]	—	[c]	368,295	426,031,424
New Oriental Education & Technology Group, Inc., Sponsored ADR	466,497,926		6,340,787	7,975,594
NHN Entertainment Corp.	—		—	37,941,700
Oppenheimer Institutional Money Market Fund, Cl. E	2,132,731,378		1,018,936	—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	221,785,289		755,417	(112,492)
Shinsegae Co. Ltd.	146,481,476		558,524	(10,483,404)
Sinopharm Group Co. Ltd., Cl. H	258,667,187		—	—
Soho China Ltd.	200,889,690		3,997,099	—
Sul America SA	176,588,431		3,022,966	—
Youku Tudou, Inc., ADR[b]	—	[c]	—	8,312,842
Zee Entertainment Enterprises Ltd.	396,698,518		—	607,410

Total	$8,263,815,794		$41,210,675	$545,501,713

a. August 30, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

b. No longer an affiliate as of February 28, 2014.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $199,799,715 or 0.52% of the Fund’s net assets as of February 28, 2014.

16 OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Statement of Investments (Continued)

5. Restricted security. The aggregate value of restricted securities as of February 28, 2014 was $258,667,187, which represents 0.67% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Sinopharm Group Co. Ltd., Cl. H	6/6/12-4/26/13	$282,028,078	$258,667,187	$23,360,891

6. Rate shown is the 7-day yield as of February 28, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$6,907,968,986	17.9%
India	4,726,503,194	12.3
Brazil	4,212,431,165	10.9
Russia	2,894,791,450	7.5
United States	2,132,731,378	5.5
Mexico	1,915,711,083	5.0
United Kingdom	1,908,424,619	4.9
Hong Kong	1,674,406,186	4.3
Switzerland	1,156,564,356	3.0
Indonesia	1,030,121,928	2.7
Turkey	1,026,388,944	2.7
France	916,017,722	2.4
Taiwan	780,161,236	2.0
Italy	749,025,461	1.9
Denmark	737,390,077	1.9
Philippines	709,031,277	1.8
Colombia	708,408,205	1.8
South Korea	631,328,886	1.6
Luxembourg	550,753,333	1.4
South Africa	524,025,475	1.4
Malaysia	518,422,248	1.3
United Arab Emirates	378,900,852	1.0
Thailand	374,762,958	1.0
Chile	364,046,572	0.9
Nigeria	328,736,160	0.9
Argentina	324,746,041	0.8
Egypt	212,965,061	0.6
Singapore	141,092,299	0.4
Peru	61,000,488	0.2

Total	$38,596,857,640	100.0%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $24,556,546,345)	$30,333,041,846
Affiliated companies (cost $7,995,622,005)	8,263,815,794
38,596,857,640
Cash	319,713
Cash—foreign currencies (cost $20,402,895)	20,401,926
Receivables and other assets:
Investments sold	254,050,085
Shares of beneficial interest sold	93,282,117
Dividends	29,720,531
Other	1,936,881
Total assets	38,996,568,893

Liabilities
Payables and other liabilities:
Investments purchased	423,087,734
Shares of beneficial interest redeemed	80,916,075
Transfer and shareholder servicing agent fees	5,864,806
Foreign capital gains tax	4,380,106
Distribution and service plan fees	3,222,628
Trustees’ compensation	1,807,288
Other	3,280,783
Total liabilities	522,559,420

Net Assets	$38,474,009,473

Composition of Net Assets
Paid-in capital	$32,380,970,597
Accumulated net investment loss	(106,473,804)
Accumulated net realized gain on investments and foreign currency transactions	159,232,328
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,040,280,352
Net Assets	$38,474,009,473

18 OPPENHEIMER DEVELOPING MARKETS FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $12,656,431,768 and 345,408,739 shares of beneficial interest outstanding)	$36.64
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$38.88

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $151,738,882 and 4,247,723 shares of beneficial interest outstanding)	$35.72

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,100,577,118 and 60,226,507 shares of beneficial interest outstanding)	$34.88

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $3,458,534,353 and 95,438,266 shares of beneficial interest outstanding)	$36.24

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $886,309,258 and 25,109,006 shares of beneficial interest outstanding)	$35.30

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $19,220,418,094 and 530,667,585 shares of beneficial interest outstanding)	$36.22

See accompanying Notes to Financial Statements.

19 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2014 Unaudited

Investment Income
Interest	$84,557

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,604,191)	139,692,335
Affiliated companies (net of foreign withholding taxes of $1,496,016)	41,210,675

Other income	32,212

Total investment income	181,019,779

Expenses
Management fees	144,938,077

Distribution and service plan fees:
Class A	16,533,337
Class B	802,411
Class C	11,043,257
Class N	2,264,461

Transfer and shareholder servicing agent fees:
Class A	16,050,110
Class B	220,887
Class C	2,069,179
Class I	435,626
Class N	1,808,689
Class Y	17,218,713

Shareholder communications:
Class A	466,145
Class B	3,773
Class C	82,189
Class I	14,162
Class N	15,015
Class Y	381,692

Custodian fees and expenses	7,567,267

Trustees’ compensation	355,343

Other	2,294,791

Total expenses	224,565,124
Less waivers and reimbursements of expenses	(1,604,296)

Net expenses	222,960,828

Net Investment Loss	(41,941,049)

20 OPPENHEIMER DEVELOPING MARKETS FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $19,996,633)	$249,535,681
Affiliated companies	545,501,713
Foreign currency transactions	(5,100,378)

Net realized gain	789,937,016

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $319,076)	1,705,175,504
Translation of assets and liabilities denominated in foreign currencies	413,015,545

Net change in unrealized appreciation/depreciation	2,118,191,049

Net Increase in Net Assets Resulting from Operations	$2,866,187,016

See accompanying Notes to Financial Statements.

21 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013[1]
Operations
Net investment income (loss)	$(41,941,049)	$126,713,370
Net realized gain	789,937,016	361,968,740
Net change in unrealized appreciation/depreciation	2,118,191,049	709,266,401
Net increase in net assets resulting from operations	2,866,187,016	1,197,948,511
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(13,234,649)	(46,276,817)
Class B	—	—
Class C	—	—
Class I	(16,436,166)	(7,861,828)
Class N	—	(1,192,975)
Class Y	(80,830,156)	(92,121,685)
	(110,500,971)	(147,453,305)
Distributions from net realized gain:
Class A	(65,134,075)	—
Class B	(799,859)	—
Class C	(11,299,958)	—
Class I	(13,834,591)	—
Class N	(4,593,427)	—
Class Y	(88,605,506)	—
	(184,267,416)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(674,124,049)	1,085,860,014
Class B	(15,784,375)	(33,650,552)
Class C	(173,323,780)	(7,375,464)
Class I	926,283,494	1,805,305,639
Class N	(37,328,105)	66,219,489
Class Y	2,294,975,084	4,052,607,420
	2,320,698,269	6,968,966,546
Net Assets
Total increase	4,892,116,898	8,019,461,752
Beginning of period	33,581,892,575	25,562,430,823

End of period (including accumulated net investment income (loss) of $(106,473,804) and $45,968,216, respectively)	$38,474,009,473	$33,581,892,575

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$33.94	$32.25	$33.15	$29.83	$24.38	$41.13
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	0.09	0.19	0.683	0.13	0.21
Net realized and unrealized gain (loss)	2.98	1.74	(0.53)	2.69	5.44	(8.08)
Total from investment operations	2.92	1.83	(0.34)	3.37	5.57	(7.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.14)	(0.56)	(0.05)	(0.12)	(0.56)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00	0.00	(8.32)
Total dividends and/or distributions to shareholders	(0.22)	(0.14)	(0.56)	(0.05)	(0.12)	(8.88)
Net asset value, end of period	$36.64	$33.94	$32.25	$33.15	$29.83	$24.38

Total Return, at Net Asset Value[4]	8.58%	5.67%	(0.89)%	11.28%	22.85%	(5.68)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,656,432	$12,371,560	$10,784,891	$10,802,874	$8,184,698	$5,388,513
Average net assets (in thousands)	$13,402,900	$12,394,351	$10,327,349	$11,015,700	$7,065,585	$3,900,019
Ratios to average net assets:[5]
Net investment income (loss)	(0.35)%	0.27%	0.61%	1.94% [3]	0.47%	0.97%
Total expenses[6]	1.32%	1.36%	1.36%	1.30%	1.35%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.35%	1.36%	1.30%	1.35%	1.43%
Portfolio turnover rate	14%	29%	20%	34%	33%	55%

23 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.33%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.30%
Year Ended August 31, 2010	1.35%
Year Ended August 31, 2009	1.43%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER DEVELOPING MARKETS FUND

Class B	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$33.19	$31.68	$32.48	$29.43		$24.17	$40.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.20)	(0.22)	(0.09)	0.34	[3]	(0.12)	0.03
Net realized and unrealized gain (loss)	2.91	1.73	(0.49)	2.71		5.38	(7.88)

Total from investment operations	2.71	1.51	(0.58)	3.05		5.26	(7.85)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.22)	0.00		0.00	(0.22)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00		0.00	(8.32)

Total dividends and/or distributions to shareholders	(0.18)	0.00	(0.22)	0.00		0.00	(8.54)

Net asset value, end of period	$35.72	$33.19	$31.68	$32.48		$29.43	$24.17

Total Return, at Net Asset Value[4]	8.15%	4.77%	(1.73)%	10.36%		21.76%	(6.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$151,739	$155,638	$179,874	$228,170		$212,590	$181,249

Average net assets (in thousands)	$162,104	$177,608	$189,982	$259,240		$205,371	$137,455

Ratios to average net assets:[5]
Net investment income (loss)	(1.11)%	(0.64)%	(0.28)%	0.98%	[3]	(0.43)%	0.14%
Total expenses[6]	2.10%	2.23%	2.24%	2.14%		2.21%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.22%	2.22%	2.14%		2.21%	2.22%

Portfolio turnover rate	14%	29%	20%	34%		33%	55%

25 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	2.11%
Year Ended August 30, 2013	2.24%
Year Ended August 31, 2012	2.24%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.21%
Year Ended August 31, 2009	2.23%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER DEVELOPING MARKETS FUND

Class C	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.40	$30.87	$31.74	$28.72		$23.56	$39.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.18)	(0.15)	(0.02)	0.43	[3]	(0.06)	0.05
Net realized and unrealized gain (loss)	2.84	1.68	(0.51)	2.59		5.23	(7.85)

Total from investment operations	2.66	1.53	(0.53)	3.02		5.17	(7.80)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.34)	0.00		(0.01)	(0.23)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00		0.00	(8.32)

Total dividends and/or distributions to shareholders	(0.18)	0.00	(0.34)	0.00		(0.01)	(8.55)

Net asset value, end of period	$34.88	$32.40	$30.87	$31.74		$28.72	$23.56

Total Return, at Net Asset Value[4]	8.19%	4.96%	(1.57)%	10.52%		21.95%	(6.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,100,577	$2,112,136	$2,024,406	$2,060,954		$1,374,711	$768,598

Average net assets (in thousands)	$2,229,162	$2,231,136	$1,974,630	$2,014,543		$1,127,812	$532,652

Ratios to average net assets:[5]
Net investment income (loss)	(1.04)%	(0.44)%	(0.08)%	1.30%	[3]	(0.20)%	0.25%
Total expenses[6]	2.02%	2.06%	2.05%	2.01%		2.07%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.05%	2.05%	2.01%		2.07%	2.13%

Portfolio turnover rate	14%	29%	20%	34%		33%	55%

27      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.45 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	2.03%
Year Ended August 30, 2013	2.07%
Year Ended August 31, 2012	2.05%
Year Ended August 31, 2011	2.01%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.13%

See accompanying Notes to Financial Statements.

28 OPPENHEIMER DEVELOPING MARKETS FUND

Class I	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$33.65	$31.97	$28.91

Income (loss) from investment operations:
Net investment income[3]	0.02	0.30	0.30
Net realized and unrealized gain	2.96	1.68	2.76

Total from investment operations	2.98	1.98	3.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.30)	0.00
Distributions from net realized gain	(0.18)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.39)	(0.30)	0.00

Net asset value, end of period	$36.24	$33.65	$31.97

Total Return, at Net Asset Value[4]	8.84%	6.19%	10.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,458,534	$2,353,100	$597,537

Average net assets (in thousands)	$2,926,462	$1,440,608	$156,814

Ratios to average net assets:[5]
Net investment income	0.09%	0.87%	1.46%
Total expenses[6]	0.86%	0.88%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.87%	0.88%

Portfolio turnover rate	14%	29%	20%

29 OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.87%
Year Ended August 30, 2013	0.89%
Period Ended August 31, 2012	0.88%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER DEVELOPING MARKETS FUND

Class N	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$32.72	$31.11	$32.00	$28.87		$23.64	$40.21
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.11)	(0.03)	0.09	0.55	[3]	0.03	0.12
Net realized and unrealized gain (loss)	2.87	1.69	(0.52)	2.58		5.26	(7.95)
Total from investment operations	2.76	1.66	(0.43)	3.13		5.29	(7.83)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.46)	0.00		(0.06)	(0.42)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00		0.00	(8.32)
Total dividends and/or distributions to shareholders	(0.18)	(0.05)	(0.46)	0.00		(0.06)	(8.74)
Net asset value, end of period	$35.30	$32.72	$31.11	$32.00		$28.87	$23.64

Total Return, at Net Asset Value[4]	8.42%	5.33%	(1.24)%	10.84%		22.39%	(6.00)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$886,309	$856,074	$753,301	$595,681		$388,942	$257,960
Average net assets (in thousands)	$914,663	$869,931	$648,741	$571,562		$337,841	$174,883
Ratios to average net assets:[5]
Net investment income (loss)	(0.65)%	(0.09)%	0.31%	1.63%	[3]	0.12%	0.60%
Total expenses[6]	1.73%	1.84%	1.87%	1.77%		1.83%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.70%	1.70%	1.70%		1.71%	1.77%
Portfolio turnover rate	14%	29%	20%	34%		33%	55%

31      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.46 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.74%
Year Ended August 30, 2013	1.85%
Year Ended August 31, 2012	1.87%
Year Ended August 31, 2011	1.77%
Year Ended August 31, 2010	1.83%
Year Ended August 31, 2009	2.07%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER DEVELOPING MARKETS FUND

Class Y	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$33.62	$31.94	$32.85	$29.55		$24.13	$41.18
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.22	0.31	0.84	[3]	0.25	0.27
Net realized and unrealized gain (loss)	2.95	1.71	(0.54)	2.60		5.35	(8.21)
Total from investment operations	2.94	1.93	(0.23)	3.44		5.60	(7.94)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.25)	(0.68)	(0.14)		(0.18)	(0.79)
Distributions from net realized gain	(0.18)	0.00	0.00	0.00		0.00	(8.32)
Total dividends and/or distributions to shareholders	(0.34)	(0.25)	(0.68)	(0.14)		(0.18)	(9.11)
Net asset value, end of period	$36.22	$33.62	$31.94	$32.85		$29.55	$24.13

Total Return, at Net Asset Value[4]	8.73%	6.04%	(0.55)%	11.62%		23.22%	(5.45)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,220,418	$15,733,385	$11,222,422	$8,479,943		$4,046,330	$1,788,541
Average net assets (in thousands)	$18,187,467	$14,400,407	$9,679,262	$7,355,168		$2,838,047	$1,073,863
Ratios to average net assets:[5]
Net investment income (loss)	(0.06)%	0.64%	0.99%	2.42%	[3]	0.89%	1.37%
Total expenses[6]	1.02%	1.02%	1.03%	1.00%		1.04%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.03%	1.00%		1.04%	1.08%
Portfolio turnover rate	14%	29%	20%	34%		33%	55%

33      OPPENHEIMER DEVELOPING MARKETS FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio includes $0.47 and 1.35%, respectively, resulting from a special dividend from E-Mart Co. Ltd. in June 2011.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.03%
Year Ended August 30, 2013	1.03%
Year Ended August 31, 2012	1.03%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.08%

See accompanying Notes to Financial Statements

34 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

35 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 30, 2013, the Fund utilized $385,361,522 capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

36 OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

Expiring
2015	$13,912,245
2016	3,478,061
2018	397,683,597
No expiration	1,631,284

Total	$416,705,187

As of February 28, 2014, it is estimated that the capital loss carryforwards would be $415,073,903 expiring by 2018 and $1,631,284 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2014, it is estimated that the Fund will utilize $416,705,187 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$32,577,163,700
Federal tax cost of other investments	20,402,895

Total federal tax cost	$32,597,566,595

Gross unrealized appreciation	$9,416,569,057
Gross unrealized depreciation	(3,401,256,192)

Net unrealized appreciation	$6,015,312,865

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 28, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increase	$24,364
Payments Made to Retired Trustees	78,202
Accumulated Liability as of February 28, 2014	615,918

37 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

38 OPPENHEIMER DEVELOPING MARKETS FUND

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

39 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

40 OPPENHEIMER DEVELOPING MARKETS FUND

2. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

41 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,381,894,495	$4,919,705,284	$—	$6,301,599,779
Consumer Staples	287,335,899	6,814,778,296	—	7,102,114,195
Energy	1,104,892,524	2,355,142,343	—	3,460,034,867
Financials	1,371,265,188	5,246,447,396	32,857	6,617,745,441
Health Care	115,122,898	1,021,767,897	—	1,136,890,795
Industrials	406,918,587	975,323,563	—	1,382,242,150
Information Technology	3,266,737,240	3,946,546,210	—	7,213,283,450
Materials	—	1,988,236,800	—	1,988,236,800
Telecommunication Services	842,937,309	386,158,407	—	1,229,095,716
Rights, Warrants and Certificates	32,883,069	—	—	32,883,069
Investment Company	2,132,731,378	—	—	2,132,731,378

Total Assets	$10,942,718,587	$27,654,106,196	$32,857	$38,596,857,640

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Staples	$(181,600,146)	$181,600,146

Total Assets	$(181,600,146)	$181,600,146

* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

42 OPPENHEIMER DEVELOPING MARKETS FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2014		Year Ended August 30, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	45,050,897	$1,667,336,624	134,054,549	$4,706,833,984
Dividends and/or distributions reinvested	1,975,141	74,127,059	1,249,030	42,754,317
Redeemed	(66,103,582)	(2,415,587,732)	(105,271,889)	(3,663,728,287)

Net increase (decrease)	(19,077,544)	$(674,124,049)	30,031,690	$1,085,860,014

Class B
Sold	14,521	$526,218	224,253	$7,765,315
Dividends and/or distributions reinvested	20,008	733,279	—	—
Redeemed	(476,140)	(17,043,872)	(1,213,342)	(41,415,867)

Net decrease	(441,611)	$(15,784,375)	(989,089)	$(33,650,552)

Class C
Sold	1,440,972	$50,939,970	13,920,933	$469,571,434
Dividends and/or distributions reinvested	259,864	9,297,918	—	—
Redeemed	(6,670,837)	(233,561,668)	(14,306,063)	(476,946,898)

Net decrease	(4,970,001)	$(173,323,780)	(385,130)	$(7,375,464)

Class I
Sold	33,690,023	$1,221,987,065	59,271,321	$2,083,744,295
Dividends and/or distributions reinvested	708,271	26,255,621	199,291	6,740,013
Redeemed	(8,884,206)	(321,959,192)	(8,237,540)	(285,178,669)

Net increase	25,514,088	$926,283,494	51,233,072	$1,805,305,639

Class N
Sold	2,418,121	$86,137,567	8,838,261	$298,836,438
Dividends and/or distributions reinvested	119,318	4,315,755	33,628	1,112,405
Redeemed	(3,590,955)	(127,781,427)	(6,920,567)	(233,729,354)

Net increase (decrease)	(1,053,516)	$(37,328,105)	1,951,322	$66,219,489

Class Y
Sold	130,776,979	$4,767,590,643	247,551,435	$8,588,345,743
Dividends and/or distributions reinvested	3,385,590	125,503,833	2,056,262	69,542,772
Redeemed	(71,509,586)	(2,598,119,392)	(132,999,341)	(4,605,281,095)

Net increase	62,652,983	$2,294,975,084	116,608,356	$4,052,607,420

43 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2014 were as follows:

	Purchases	Sales
Investment securities	$6,434,392,956	$4,871,982,058

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Over $30 billion	0.74

Fee Schedule Effective November 1, 2013
Up to $250 million	1.00%
Next $250 million	0.95
Next $500 million	0.90
Next $6 billion	0.85
Next $3 billion	0.80
Next $20 billion	0.75
Next $15 billion	0.74
Over $45 billion	0.73

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

44 OPPENHEIMER DEVELOPING MARKETS FUND

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under
Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$27,613,570
Class N	12,104,171

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2014	$183,552	$50,307	$163,184	$104,405	$3,546

45 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 28, 2014, the Manager waived fees and/or reimbursed the Fund $1,165,229 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class N	$439,067

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of February 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover

46 OPPENHEIMER DEVELOPING MARKETS FUND

7. Pending Litigation (Continued)

investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm,
Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii)
AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs

47 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Pending Litigation (Continued)

that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

48 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

49 OPPENHEIMER DEVELOPING MARKETS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Justin Leverenz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail diversified emerging markets funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load diversified emerging markets funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional breakpoint at 0.73% for assets in excess of $45 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

50 OPPENHEIMER DEVELOPING MARKETS FUND

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51 OPPENHEIMER DEVELOPING MARKETS FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On October 25, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013 and August 12, 2013, and September 27, 2013, a meeting of Oppenheimer Developing Markets Fund was held at which the sub-proposal below, as described in the Fund’s Proxy Statement, was not approved. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
263,211,315	133,519,125	10,366,830

52 OPPENHEIMER DEVELOPING MARKETS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53 OPPENHEIMER DEVELOPING MARKETS FUND

OPPENHEIMER DEVELOPING MARKETS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Justin Leverenz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55 OPPENHEIMER DEVELOPING MARKETS FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/9/2014